TERM LOAN AGREEMENT

            This TERM LOAN AGREEMENT (the "Agreement") is made and entered into as of November 17, 2005 , between DUNE ENERGY, INC. (the "Company"), a Delaware corporation, and ITERA HOLDINGS BV (the "Lender"), a Netherlands company.

                                   BACKGROUND

            The Company desires that the Lender extend financing to the Company on the terms and conditions set forth herein. The Lender is willing to provide such financing on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Lender agree as follows:

                                    ARTICLE I

                                  LOAN AND NOTE

            Section 1.01 Term Loan.

            Subject to all of the terms and conditions of this Agreement, on (a) the date of this Agreement, the Company may obtain a loan from the Lender in an amount not to exceed $8,500,000, representing the aggregate principal amount of the Existing Notes, in which event the Existing Notes shall then be deemed superseded by the Convertible Subordinated Note and shall then be deemed paid as a result of the issuance of the Convertible Subordinated Note and shall then be no longer of any force or effect (b) the First-Tranche Term Loan Funding Date, the Company may obtain a loan from the Lender in an amount not to exceed $12,500,000 (the "First-Tranche Commitment"); and (c) the Second-Tranche Term Loan Funding Date, the Company may obtain a loan from the Lender in an amount not to exceed the difference of (1) $25,000,000 and (2) the sum of the aggregate amounts advanced under the Existing Notes and the amount advanced under clauses
(a) and (b) above (the "Second-Tranche Commitment"; and the Second-Tranche Commitment, together with the amount set forth in clause (a) above and the First-Tranche Commitment, the "Commitment"); provided, however, that the aggregate principal amount of the Commitment shall in no event exceed $25,000,000. Once advanced, amounts drawn under the loans may not be readvanced, notwithstanding any payments hereunder.

            Such loans hereunder shall be evidenced by a convertible subordinated note (the "Note"), payable to the order of the Lender in the principal amount of the Commitment, dated as of the date that such loan is made to the Company, in the form of Exhibit 1.01 attached hereto. The Note shall be executed by the Company and delivered to the Lender on the date hereof.

            Section 1.02 Use of Proceeds.

            The Company represents, warrants and agrees that the proceeds of the loans made hereunder will be used solely for the following purposes: (i) funding for the repayment to the Lender of the existing subordinated promissory notes
(1) in the principal amount of $5,000,000 dated March 30, 2005, (2) in the principal amount of $1,500,000 dated June 23, 2005 and (3) in the principal amount of $2,000,000 dated August 12, 2005, in each case plus all accrued interest thereon (the notes described in this clause (i), the "Existing Notes");
(ii) funding for a portion of the acquisition cost of certain specified oil and gas properties and related assets from Voyager Partners, Ltd.; (iii) funding for a development drilling program, the acquisition of ownership interest in three Pipeline Limited Partnerships in the Barnett Shale and other corporate needs of the Company; and (iv) funding for the payment of out-of-pocket costs and expenses (including the Lender's costs and expenses) in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, the Note and any other document required hereunder or thereunder.

            Section 1.03 Facility Fee.

            On the date hereof, the Company shall pay to the Lender a Facility Fee in an amount equal to 1% of the aggregate principal amount of the Commitment.

                                   ARTICLE II

                            ADMINISTRATION OF CREDIT

            Section 2.01 Payments on the Loans.

            The interest rate on the loans will be as set forth in the Note. Interest on the loans (including from and after the occurrence and during the continuance of an Event of Default) will be computed in accordance with the terms of the Note, and Principal and Interest will be due and payable on the dates and in the amounts as set forth in the Note.

            Section 2.02 Borrowing Procedure.

            The Company will request the loans hereunder by written notice in the form of Exhibit 2.02, or by telephonic notice (which notice shall be confirmed in writing if the Lender so requests), which notice will be irrevocable, to the Lender not later than three Business Days before the proposed Borrowing Date. In the event of any inconsistency between the telephonic notice and the written confirmation thereof, the telephonic notice will control. Such request will be effective upon receipt by the Lender and will specify (i) the amount of the requested loan (subject to the limitations set forth in Section 1.01); and (ii) the proposed date of the making of the applicable loan.

            Section 2.03 Changes in Law Rendering Loan Unlawful.

            In the event that any Regulatory Change should make it (or, in the good faith judgment of the Lender, should raise substantial questions as to whether it is) unlawful for the Lender to make, maintain or fund the loans, (i) the Lender will promptly notify the Company; and (ii) the obligation of the Lender to make the loans shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness.

            Section 2.04 Increased Costs.

            If any Regulatory Change,

            (a) shall subject the Lender to any tax, duty or other charge with respect to the loans hereunder, or shall change the basis of taxation of payments to the Lender of the principal or interest on the loans hereunder, or any other amounts due under this Agreement in respect of the loans, or its obligation to make the loans hereunder (except for changes in the rate of tax on the overall net income of the Lender);

            (b) shall impose, modify or make applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Lender; or

            (c) shall impose on the Lender any other condition affecting the loans hereunder;

            and the result of any of the foregoing is to increase the cost to the Lender of making or maintaining the loans hereunder, or to reduce the amount of any sum received or receivable by the Lender under this Agreement and any document or instrument related hereto; then upon notice from the Lender (which notice shall be accompanied by a statement setting forth in reasonable detail the basis of such increased cost or other effect on the loans), the Company shall pay directly to the Lender, on demand, such additional amount or amounts as will compensate the Bank for such increased cost or such reduction.

            Section 2.05 Limitation on Prepayment.

            Only after all of the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, the Company may, upon five Business Days' prior written notice to the Lender, prepay the Commitment in whole or in part on any Interest Date, without premium or penalty. All prepayments shall be accompanied by Interest accrued on the amount prepaid through the date of prepayment. In the case of prepayment of less than all of the outstanding Principal amount of the Note, such prepayment shall be in the minimum amount of $500,000 or a multiple of $100,000 in excess thereof (or a lesser amount if such amount represents the remaining outstanding principal amount of the Note).

            Section 2.06 Funding Losses.

            The Company hereby agrees that upon demand by the Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for the calculations of the amount being claimed) the Company will indemnify the Lender against any loss or expense which the Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain the loans and any loss of anticipated return), as reasonably determined by the Lender, as a result of any payment or prepayment of the loans on a date other an Interest Date whether or not required by any other provisions of this Agreement.

            Section 2.07 Taxes.

            (a) Except as provided in this Section 2.07, any and all payments by the Company to or for the account of the Lender under this Agreement or the Note shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities (including additions to tax, penalties and interest) with respect thereto, excluding, in the case of the Lender, taxes imposed on or measured by its net income or overall gross income, and franchise (and similar) taxes imposed on it in lieu of net income taxes, by the jurisdiction (or any political subdivision thereof) under the laws of which the Lender is organized, is (or was, during the relevant period) doing business, and all liabilities (including additions to tax, penalties and interest) with respect thereto (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities, the "Taxes").

            (b) If the Company shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable under this Agreement or the Note to the Lender, (i) except to the extent provided in Sections 2.07(e) and (f), the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.07) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law and (iv) within 30 days after the date of such payment, the Company shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Lender.

            (c) The Company also agrees to pay any and all present or future stamp, court or documentary taxes and any other excise, property or intangible taxes or charges or similar levies which arise from any payment made under this Agreement or the Note or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or the Note (the "Other Taxes").

            (d) The Company agrees to indemnify the Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.07) paid by the Lender and (ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant governmental authority; provided the Lender provides the Company with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts. Payment under this Section 2.07(d) shall be made within 30 days after the date the Lender makes a demand therefor.

            (e)   The Company shall not be required pursuant to this Section
                  2.07 to pay any additional amount to, or to indemnify, the Lender to the extent that the Lender becomes subject to Taxes subsequent to the date hereof as a result of a change in the place of organization of the Lender, except to the extent that any such change is requested or required in writing by the Company (and provided that nothing in this clause (e) shall be construed as relieving the Company from any obligation to make such payments or indemnification in the event of a change in place of organization that precedes a change in Applicable Law to the extent such Taxes result from a change in Applicable
                  Law).

            (f) If the Lender is subject to United States withholding tax at a rate in excess of zero percent on the date hereof, withholding tax at such rate shall be considered excluded from Taxes unless and until the Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms.

            (g) If the Lender shall become aware that it is entitled to receive a refund in respect of amounts paid by the Company pursuant to this Section 2.07, which refund in the good faith judgment of the Lender is allocable to such payment, it shall promptly notify the Company of the availability of such refund and shall, within 30 days after the receipt of a request by the Company, apply for such refund; provided that in the sole reasonable judgment of the Lender, applying for such refund would not be disadvantageous to it.

            (h) If the Lender receives a refund in respect of any Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Company pursuant to this Section 2.07, it shall promptly remit such refund (including any interest included in such refund) to the Company (to the extent that it determines that it can do so without prejudice to the retention of the refund), net of all out-of-pocket expenses of the Lender; provided that the Company, upon the request of the Lender, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. The Lender shall, at the Company's request, provide the Company with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority; provided that the Lender may delete any information therein that the Lender deems confidential.

            (i) Nothing in this Section 2.07 shall interfere with the right of the Lender to arrange its tax affairs in whatever manner it thinks fit nor oblige the Lender to claim any tax refund or to disclose any information relating to its tax affairs or any computations in respect thereof or require the Lender to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

            Section 2.08 Conclusiveness of Statements; Survival of Provisions.

            Determinations and statements of the Lender pursuant to Sections 2.03, 2.04, 2.06 and 2.07 shall be rebuttably presumptive evidence of the correctness of the determinations and statements and shall be conclusive absent manifest error. The provisions of Sections 2.04, 2.06 and 2.07 shall survive the obligation of the Lender to extend credit under this Agreement and the repayment of the loans.

            Section 2.09 Set Off.

            Only after all of the Senior Obligations have been paid in full and all commitments under the Senior Credit Facility cancelled, if any Event of Default occurs hereunder, the Lender may offset and apply any indebtedness or any other payment obligation at any time owing by the Lender to or for the credit of the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement or the Note, whether or not the Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Promptly after any such offset, the Lender shall give the Company notice thereof; provided, however, that the failure to give such notice shall not affect the validity of such offset.

                                   ARTICLE III

                             CONDITIONS OF BORROWING

            Without limiting any of the other terms of this Agreement, the Lender shall not be required to make the loans to the Company hereunder:

            Section 3.01 Representations.

            Unless the representations and warranties contained in Article IV hereof continue to be true and correct on the date of such loan, no Event of Default hereunder shall have occurred and be continuing, and no condition or event shall exist or have occurred which with the passage of time, the giving of notice or both would constitute an Event of Default hereunder.

            Section 3.02 Senior Agreement.

            (a) Unless the Company shall have delivered to the Lender an executed copy of the Credit Agreement among the Company, Standard Bank plc, as administrative agent (in such capacity, the "Administrative Agent"), Standard Americas Inc., as collateral agent (in such capacity, the "Collateral Agent"), and the lenders party thereto, substantially in the form of
                  Exhibit 3.02 (as amended, restated, supplemented or otherwise modified from time to time as permitted by Section 7.02, the "Senior Agreement") containing such terms and conditions as is acceptable to the Lender; and all other documents constituting the Senior Obligations shall have been duly executed and delivered by the parties thereto.

            (b) Unless the Company shall have satisfied the applicable closing conditions of Article VI of the Senior Agreement, including
                  (i) with respect to the Closing Date Commitment, Section 6.01 of the Senior Agreement; (ii) with respect to the First-Tranche Commitment, Section 6.02 of the Senior Agreement; and (iii) with respect to the Second-Tranche Commitment, Section 6.03 of the Senior Agreement.

            Section 3.03 Note.

            Unless the Note shall have executed and delivered by the Company to the Lender.

            Section 3.04 Opinions.

            (a) Unless the Lender shall have received from the Company's counsel a satisfactory opinion as to such matters relating to the Company and its Subsidiaries and the validity and enforceability of this Agreement and the Note, the loans to be made hereunder and the other documents required by this
                  Article III as the Lender shall reasonably require. The Company shall execute and/or deliver to the Lender or the Lender's counsel such documents concerning its corporate status and the authorization of such transactions as may be requested.

            (b) Unless the Lender shall have received from an investment banking firm of nationally recognized standing and mutually acceptable to the Company and the Lender a satisfactory opinion as to such matters relating to the Company, the loan to be made hereunder (including but not limited to affirming the fairness of such loans) and the other documents required by this Article III as the Lender shall reasonably require.

            Section 3.05 Proceedings Satisfactory.

            Unless all proceedings taken in connection with the transactions contemplated by this Agreement, and all instruments, authorizations and other documents applicable thereto, shall be satisfactory in form and substance to the Lender and its counsel.

            Section 3.06 Shareholder or Other Approval.

            Unless the Company shall have obtained all necessary approvals, including approvals of its board of directors, its shareholders and the Principal Market, if required.

            Section 3.07 Existing Notes.

            Unless the Company has paid in full all accrued and outstanding interest under the Existing Notes.

            Section 3.08 Acquisition Documents.

            Solely with respect to the First-Tranche Commitment and the Second-Tranche Commitment, unless the transactions contemplated by the Asset Purchase And Sale Agreement between Voyager Partners, Ltd., a Texas limited partnership, and the Company dated as of June 13, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the "Purchase Agreement") shall have been consummated in accordance therewith and with any bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith (it being understood that such transactions shall include, but not be limited to, the acquisition by the Company of at least $25,000,000 in assets under the Purchase Agreement).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            In order to induce the Lender to make the loans as provided herein, the Company represents and warrants to the Lender as follows:

            Section 4.01 Authority.

            The execution, delivery and performance of this Agreement and the Note are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Company; (ii) violate any provision of the articles of incorporation or by-laws of the Company or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company or any Subsidiary; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority; or (iv) result in a breach of or constitute a default under, or result in the imposition of any Lien (except Permitted Liens) upon any property of the Company or any Subsidiary pursuant to, any indenture or other agreement or instrument under which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected. This Agreement constitutes, and the Note and each of the other documents required by Article III when executed and delivered hereunder will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy and similar laws affecting the enforceability of creditors' rights generally.

            Section 4.02 Representations and Warranties Under the Senior Agreement.

            The Company represents and warrants to the Lender all the matters set forth in Article VII of the Senior Agreement to the same extent, in all respects, as if set forth herein and constituting representation and warranties from the Company to the Lender under which the Lender would occupy the same position as the Administrative Agent under the Senior Agreement; and the Company will notify the Lender promptly in writing of all consents, waivers, amendments and modifications of or with regard to such representations and warranties.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

            While any part of the credit granted to the Company is available and while any part of the Principal of or Interest on the Note remains unpaid, and unless waived in writing by the Lender, the Company shall:

            Section 5.01 Notice of Default.

            Promptly, and in any event within 10 days, after the Company has knowledge thereof, deliver a statement of the chief financial officer of the Company describing: (i) any event which, either of itself or with the lapse of time or the giving of notice or both, would constitute a default hereunder or under any other material agreement to which the Company is a party, together with a statement of the actions which the Company proposes to take with respect thereto; (ii) any pending or threatened litigation or administrative proceeding which could reasonably be expected to have a material adverse effect on the Company; and (iii) any fact or circumstance which is materially adverse to the property, financial condition or business operations of the Company.

            Section 5.02 Covenants Under Senior Agreement.

            Comply with all of the terms, provisions and covenants of Article VIII and IX of the Senior Agreement to the same extent, in all respects, as if set forth herein and constituting agreements between the Company and the Lender under which the Lender would occupy the same position as the Administrative Agent under the Senior Agreement; and notify the Lender promptly in writing of all consents, waivers, amendments and modifications of or with regard to the Senior Agreement or the Senior Obligations, which consents, waivers, amendments and modifications shall be effective hereunder to the same extent as under the Senior Agreement.

                                   ARTICLE VI

                                    DEFAULTS

            Section 6.01 Defaults.

            The occurrence of any one or more of the Events of Default (under and as defined in the Note) shall constitute an "Event of Default" hereunder. As to each Event of Default, the Lender shall have all the remedies for default provided by the Note.

                                   ARTICLE VII

                                  MISCELLANEOUS

            Section 7.01 Definitions.

            Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms by the Senior Agreement.

            Section 7.02 Modifications of Senior Agreement.

            No consent, waiver, termination, amendment or other modification of or with respect to the Senior Agreement shall affect the rights of the Lender under this Agreement.

            Section 7.03 Other Definitions.

            As used herein:

            (a)   the term "Administrative Agent" has the meaning set forth in
                  Section 3.02(a).

            (b) the term "Agreement" has the meaning set forth in the preamble.

            (c) the term "Applicable Law" means, as applied to any Person, all provisions of constitutions, statutes, laws, rules, regulations, and orders, decisions and decrees of any governmental authority applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

            (d)   the term "Collateral Agent" has the meaning set forth in
                  Section 3.02(a).

            (e)   the term "Commitment" has the meaning set forth in Section
                  1.01.

            (f)   the term "Company" has the meaning set forth in the preamble.

            (g)   the term "Event of Default" has the meaning set forth in
                  Section 6.01.

            (h) the term "Existing Notes" has the meaning set forth in Section 1.02.

            (i) the term "First-Tranche Commitment" has the meaning set forth in Section 1.01.

            (j) the term "First-Tranche Term Loan Funding Date" has the meaning set forth in the Senior Agreement.

            (k)   the term "Interest" has the meaning set forth in the Note.

            (l) the term "Interest Date" has the meaning set forth in the Note.

            (m)   the term "Lender" has the meaning set forth in the preamble.

            (n)   the term "Lien" has the meaning set forth in the Note.

            (o) the term "Other Taxes" has the meaning set forth in Section 2.07(c).

            (p) the term "Permitted Lien" has the meaning set forth in the Note.

            (q)   the term "Principal" has the meaning set forth in the Note.

            (r)   the term "Purchase Agreement" has the meaning set forth in
                  Section 3.08.

            (s) the term "Regulatory Change" means any change enacted or issued after the date of this Agreement of any (or the adoption after the date of this Agreement of any new) federal or state law, regulation, interpretation, direction, policy or guideline, or any court decision, which affects the treatment of any extensions of credit of the Lender.

            (t) the term "Second-Tranche Commitment" has the meaning set forth in Section 1.01.

            (u) the term "First-Tranche Term Loan Funding Date" has the meaning set forth in the Senior Agreement.

            (v)   the term "Senior Agreement" has the meaning set forth in
                  Section 3.02(a).

            (w) the term "Senior Obligations" has the meaning set forth in the Note.

            (x)   the term "Taxes" has the meaning set forth in Section 2.07(c).

            Section 7.04 Expenses; Indemnity.

            (a) The Company shall pay, or reimburse, the Lender for (i) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) paid or incurred by the Lender in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, the Note and any other document required hereunder or thereunder, including without limitation any amendment, supplement, modification or waiver of or to any of the foregoing; (ii) all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) paid or incurred by the Lender before and after judgment in enforcing, protecting or preserving its rights under this Agreement, the Note and any other document required hereunder or thereunder, including without limitation the enforcement of rights against, or realization on, any collateral or security therefor; and (iii) any and all recording and filing fees, if any, which may be payable or determined to be payable in connection with the negotiation, preparation, execution, delivery, administration or enforcement of this Agreement, the Note or any other document required hereunder or thereunder or any amendment, supplement, modification or waiver of or to any of the foregoing, or consummation of any of the transactions contemplated hereby or thereby; it being understood that to the extent the foregoing costs, expenses and fees are incurred
                  (1) prior to the date hereof, such costs, expenses and fees shall be paid by the Company on the date hereof and (2) on or after the date hereof, such costs, expenses and fees shall be paid by the Company through either of the following methods, in the sole discretion of the Lender: (x) in immediately available funds upon the demand of the Lender or (y) by application of any payment by the Company due under the Note.

            (b) The Company agrees to indemnify the Lender against any and all losses, claims, damages, liabilities and expenses, (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lender arising out of, in any way connected with, or as a result of (i) any acquisition or attempted acquisition of stock or assets of another Person by the Company or any Subsidiary; (ii) the use of any of the proceeds of the loans made hereunder by the Company or any Subsidiary for the making or furtherance of any such acquisition or attempted acquisition; (iii) the construction or operation of any facility owned or operated by the Company or any Subsidiary, or resulting from any pollution or other environmental condition on the site of, or caused by, any such facility; (iv) the negotiation, preparation, execution, delivery, administration, and enforcement of this Agreement, the Note and any other document required hereunder or thereunder, including without limitation any amendment, supplement, modification or waiver of or to any of the foregoing or the consummation or failure to consummate the transactions contemplated hereby or thereby, or the performance by the Company of its obligations hereunder or thereunder; and (v) any claim, litigation, investigation or proceedings related to any of the foregoing, whether or not the Lender is a party thereto; provided, however, that such indemnity shall not apply to any such losses, claims, damages, liabilities or related expenses (or portion thereof) arising from (A) any unexcused breach by the Lender of its obligations under this Agreement; (B) any Commitment made by the Lender to a Person other than the Company or any Subsidiary which would be breached by the performance of the Lender's obligations under this Agreement; or (C) the Lender's gross negligence or willful misconduct.

            (c) The foregoing agreements and indemnities shall remain operative and in full force and effect regardless of termination of this Agreement, the consummation of or failure to consummate either the transactions contemplated by this Agreement or any amendment, supplement, modification or waiver, the repayment of the loans made hereunder, the invalidity or unenforceability of any term or provision of this Agreement or the Note or any other document required hereunder or thereunder, any investigation made by or on behalf of the Lender, the Company or any Subsidiary, or the content or accuracy of any representation or warranty made under this Agreement or any other document required hereunder.

            Section 7.05 Securities Act of 1933.

            The Lender represents that it is acquiring the Note without any present intention of making a sale or other distribution of the Note, provided the Lender reserves the right to sell the Note subject to limitations set forth on the face of the Note.

            Section 7.06 Successors.

            The provisions of this Agreement shall inure to the benefit of any holder of one or more of the Note, and shall inure to the benefit of and be binding upon any successor to any of the parties hereto. No delay on the part of the Lender or any holder of any of the Note in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Lender or the holder of any of the Note would otherwise have.

            Section 7.07 Survival.

            All agreements, representations and warranties made herein shall survive the execution of this Agreement, the making of the loans hereunder and the execution and delivery of the Note.

            Section 7.08 New York Law.

            This Agreement and the Note issued hereunder shall be governed by and construed in accordance with the internal laws of the State of New York, except to the extent superseded by federal law.

            Section 7.09 Counterparts.

            This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

            Section 7.10 Notices.

            All communications or notices required under this Agreement shall be deemed to have been given on the date when delivered to the addressee (a) by an overnight courier of recognized standing, all fees and charges, prepaid, and addressed to the party in accordance with Exhibit 7.10 (unless and until any of the parties advises the others in writing of a change in such address) or (b) by facsimile transmission, provided that any communication or notice transmitted by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on Exhibit 7.10 (unless and until any of the parties advises the others in writing of a change in such facsimile number).

            Section 7.11 Assignments.

            The Company agrees that the Lender may, at its option, sell or assign its interests in the Note to other Persons and, in connection with and after each such sale or assignment, disclose to any such Person any financial information the Lender may have concerning the Company and its Subsidiaries.

            Section 7.12 Entire Agreement; No Agency.

            This Agreement and the other documents referred to herein contain the entire agreement between the Lender and the Company with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, undertaking, promise or condition concerning the subject matter hereof shall be binding upon the Lender unless clearly expressed in this Agreement or in the other documents referred to herein. Nothing in this Agreement or in the other documents referred to herein and no action taken pursuant hereto shall cause the Company to be treated as an agent of the Lender, or shall be deemed to constitute the Lender and the Company a partnership, association, joint venture or other entity.

            Section 7.13 Consent to Jurisdiction.

            Each of the Lender and the Company hereby consents to the exclusive jurisdiction of any state or federal court situated in New York County, New York, and waives any objection based on lack of personal jurisdiction, improper venue or forum non conveniens, with regard to any actions, claims, disputes or proceedings relating to this Agreement, the Note or any other document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. Each of the Lender and the Company waives personal service of any and all process upon it, and consents to all such service of process made by mail or by messenger directed to it at the address specified below. Nothing herein shall affect any party's right to serve process in any manner permitted by law, or limit any party's right to bring proceedings against any other party or its property or assets in the competent courts of any other jurisdiction or jurisdictions.

            Section 7.14 Waiver of Jury Trial.

            The Company and the Lender hereby jointly and severally waive any and all right to trial by jury in any action or proceeding relating to this Agreement, the Note or any other document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. The Company and the Lender each represent that this waiver is knowingly, willingly and voluntarily given.

            Section 7.15 Subordination and Other Provisions of the Note.

            Except to the extent otherwise set forth herein, this Agreement is subject to the terms and conditions (including, but not limited to Section 9) of the Note.

            Section 7.16 Amendments, Waivers, etc.

            No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Note shall in any event be effective unless the same shall be in writing and signed by the Company and the Lender (it being understood that such amendment, modification, waiver or consent shall not materially adversely affect the rights of the Senior Lenders, the Administrative Agent, or the Collateral Agent under or in connection with this Agreement or the
Note).

            Section 7.17 Termination.

            This Agreement and the obligations hereunder shall terminate in accordance with Section 1 of the Note.

                            [signature page follows]

                                            DUNE ENERGY, INC.

                                            By: /s/ Amiel David
                                                --------------------------------
                                                Name:  Amiel David
                                                Title: President


                                            ITERA HOLDINGS BV

                                            By: /s/ Raissa Frenkel
                                                --------------------------------
                                                Name:  Raissa Frenkel
                                                Title: Authorized Representative

ACKNOWLEDGED AND AGREED TO BY:

STANDARD BANK Plc, as Administrative
Agent under the Senior Agreement

By: /s/ M.R. Cooke
    --------------------------------
    Name:  M.R. Cooke
    Title: Director, PMU

By: /s/ S.J. Branchflower
    --------------------------------
    Name:  S.J. Branchflower
    Title: Senior Manager, PMU


STANDARD BANK AMERICAS INC., as
Collateral Agent under the Senior Agreement

By: /s/ Roderick L. Fraser
    --------------------------------
    Name:  Roderick L. Fraser
    Title: Head of Energy Finance - America

By: /s/ Brian Kneazeak
    --------------------------------
    Name:  Brian Kneazeak
    Title: Senior VP, Energy Finance